UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 19, 2009
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Modification of a Material Definitive Agreement
          On March 19, 2009, Cincinnati Bell Inc. (the “Company”), its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchasers and Purchaser Agents and PNC Bank, National Association as Administrator for each Purchaser Group entered into the Third Amendment to Receivables Purchase Agreement dated as of March 19, 2009 (the “Third Amendment”). The Third Amendment amends the Company’s Receivables Purchase Agreement originally entered into on March 23, 2007, as amended, by giving accord to the addition of Cincinnati Bell Technology Solutions Inc., a wholly-owned subsidiary of the Company (“CBTS”), to the receivables facility and by increasing the maximum facility size to an amount of One Hundred Fifteen Million US Dollars ($115,000,000.00). On March 19, 2009, the Company, CB Funding, and CBTS entered into the Joinder and First Amendment to Purchase and Sale Agreement dated as of March 19, 2009 (the “Joinder Agreement”). The Joinder Agreement amends the Purchase and Sale Agreement dated as of March 23, 2007 by adding CBTS as an Originator to the Purchase and Sale Agreement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Third Amendment to Receivables Purchase Agreement dated as of March 19, 2009, to the Receivables Purchase Agreement, dated as of March 23, 2007, as amended, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and First Amendment to Purchase and Sale Agreement dated as of March 19, 2009, to the Purchase and Sale Agreement, dated as of March 23, 2007, among Cincinnati Bell Technology Solutions Inc. as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc., as Servicer.

Form 8-K	Cincinnati Bell Inc.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: March 25, 2009

Exhibit Index

Exhibit
No.	Exhibit

99.1	Third Amendment to Receivables Purchase Agreement dated as of March 19, 2009, to the Receivables Purchase Agreement, dated as of March 23, 2007, as amended, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Purchasers and Purchaser Agents identified therein, and PNC Bank, National Association, as Administrator for each Purchaser Group.

99.2	Joinder and First Amendment to Purchase and Sale Agreement dated as of March 19, 2009, to the Purchase and Sale Agreement, dated as of March 23, 2007, among Cincinnati Bell Technology Solutions Inc. as a New Originator, the Originators identified therein, Cincinnati Bell Funding LLC, and Cincinnati Bell Inc., as Servicer.